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                                                                   EXHIBIT 10.26

PAYMENT OF THIS NOTE IS SUBJECT TO THE TERMS OF THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF JULY 7, 1998 BETWEEN FOOTHILL CAPITAL CORPORATION AND THE PAYEE OF THIS NOTE AND IS SUBORDINATE TO THE PRIOR PAYMENT OF ALL OF THE FOOTHILL OBLIGATIONS (AS THAT TERM IS DEFINED THEREIN) ON THE TERMS SET FORTH THEREIN.

                                 PROMISSORY NOTE


$500,000.00                        Tyler, Texas                     July 7, 1998


         FOR VALUE RECEIVED, the undersigned, CELEBRITY, INC., hereby promises to pay to the order of RHP MANAGEMENT, L.L.C. the principal sum of Five Hundred Thousand Dollars ($500,000.00), with interest on the unpaid balance thereof from the date hereof until maturity at the rate of 10% per annum, both principal and interest payable as hereinafter provided in lawful money of the United States of America at 804 Mallory Court, Tyler, Texas 75703, or at such other place within Smith County, Texas as from time to time may be designated by the holder of this Note. All past due principal and/or interest shall bear interest at the rate of 13% per annum.

         Interest on the unpaid principal balance of this Note shall be due and payable on the first day of the month following the date hereof and on the first day of each succeeding month until the Maturity Date, on which date all unpaid principal of and accrued interest on this Note shall be due and payable. As used herein the "Maturity Date" means the earlier of (i) September 30, 1998 or (ii) the date on which this Note may be paid without violating the terms of that certain Subordination Agreement of even date herewith between Foothill Capital Corporation and the payee of this Note.

         Upon the failure to pay any installment of the principal of or interest on this Note as above promised, the holder of this Note or any part thereof shall have the option of declaring the principal balance hereof and the interest accrued hereon to be immediately due and payable.

         It is the intent of the payee of this Note and the undersigned in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is




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accelerated. In the event that the said payee or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

         The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF TEXAS AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.


                              CELEBRITY, INC.


                              By:           /s/  LYNN SKILLEN
                                 ----------------------------------------
                                   Name:    Lynn Skillen
                                   Title:   Vice President and
                                            Chief Financial Officer







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